UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of the earliest event reported) October 30, 2003

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Florida                                   59-3157093
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(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)

 125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                     32746
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 (407) 333-9911
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)
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Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

On October 29, 2003, FARO Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the third quarter 2003 ended September 27, 2003. This press release is attached as Exhibit 99.1 to this Form 8-K. The attached press release is furnished under Item 9 and Item 12 of Form 8-K.

      The attached press release includes references to the Company's net income and net income per diluted share for the quarter ended September 27, 2003, after excluding a $1.1 million gain from settlement of litigation in the third quarter 2003. The attached press release also contains a forecast for net income per diluted share for 2003 that excludes the gain from settlement of litigation. A reconciliation of these financial measures to the most directly comparable GAAP financial measures (which are net income and net income per share) is provided in the text of the attached press release.

      Management believes that providing net income and net income per diluted share financial information after deducting the gain from settlement of litigation assists investors by allowing them to more easily compare the Company's financial performance period to period. The $1.1 million gain from the settlement in litigation is included as a line item on the Company's income statement under "Other Income" and, consequently, reflected in net income, but the gain is not included in revenue or income from operations. Accordingly, Management believes that excluding the effect of the gain from settlement of litigation from net income and net income per diluted share aids investors in understanding the Company's financial results absent non-recurring or unusual events.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    FARO TECHNOLOGIES, INC.

                                    By: /s/ Gregory A. Fraser
                                        ----------------------------------------
                                        Gregory A. Fraser
                                        Executive Vice President, Secretary, and
                                        Treasurer

Date: October 30, 2003
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                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, dated October 29, 2003